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                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C.  20549

                              -----------------------

                                      FORM 8-K

                              -----------------------

                                   CURRENT REPORT
       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): January 11, 1999


                                 LITHIA MOTORS, INC.
                (Exact name of registrant as specified in its charter)

                 OREGON                                   93-0572810
(State or other jurisdiction of incorporation          (I.R.S. Employer
            or organization)                          Identification No.)

     360 E. JACKSON STREET, MEDFORD, OREGON                 97501
    (Address of principal executive offices)              (Zip Code)

         Registrant's telephone number, including area code:  (541) 776-6899


        (Former name or former address, if changed since last report): N/A

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                                LITHIA MOTORS, INC.
                                      FORM 8-K
                                       INDEX


 Item             Description                                     Page
 ----             -----------                                     ----
 Item 5.          Other Events                                     2

                  Signatures                                       3



                                   1

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ITEM 5.  OTHER EVENTS

     LITHIA MOTORS TO LIST ON THE NEW YORK STOCK EXCHANGE

MEDFORD, OREGON, JANUARY 7, 1999 (9:00 p.m. PST) Lithia Motors, Inc. (the "Company") (Nasdaq: LMTR) announced that it has received a letter of clearance from the New York Stock Exchange ("NYSE") to list the Company's Class A common stock. The Company expects that its shares will commence trading on the NYSE on or about January 20, 1999 under the symbol "LAD." Until then, the Company will continue trading on Nasdaq under the symbol "LMTR."

"To be listed on the largest and most prestigious stock market in the world is an important milestone for Lithia," said Sidney B. DeBoer, Chairman and Chief Executive Officer of Lithia Motors. "We expect this move to provide the Company and its shareholders with greater visibility in the financial community and more stable stock trading activity through a dedicated Lithia market specialist."

The Company's 28 dealerships in California (14), Oregon (9), Nevada (3) and Washington (2), sell 23 brands of new vehicles through 56 franchises. The Company also sells used vehicles, arranges finance, warranty and credit insurance contracts, and provides vehicle parts, maintenance and repair services at all of its locations. Since becoming a public company in December of 1996, the Company has acquired 23 stores with annual revenues of approximately $680 million, boosting its revenue run-rate to over $820 million. The Company's headquarters are in Medford, Oregon, the site of the Company's original group of dealerships.

This press release includes forward looking statements, which management believes are a benefit to shareholders. These statements are necessarily subject to risk and uncertainty and actual results could differ materially due to certain risk factors, including without limitation economic conditions, acquisition risk factors, manufacturer approval, and others set forth from time to time in the Company's filings with the SEC.


                                     2
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:   January 11, 1999      LITHIA MOTORS, INC.


                              By /s/ SIDNEY B. DEBOER
                                 --------------------
                              Sidney B. DeBoer
                              Chairman of the Board,
                              Chief Executive Officer and Secretary
                              (Principal Executive Officer)


                              By /s/ BRIAN R. NEILL
                                 ------------------
                              Brian R. Neill
                              Senior Vice President and
                              Chief Financial Officer
                              (Principal Financial and Accounting Officer)


                                       3